FINANCIAL INVESTORS TRUST

The Disciplined Growth Investors Fund

(the “Fund”)

Supplement dated May 6, 2025 to the
Prospectus and Statement of Additional Information,

each dated August 31, 2024, as supplemented

The Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Disciplined Growth Investors, Inc., the investment adviser to the Fund, approved the proposed reorganization of the Fund into a correspondingly named series of Elevation Series Trust (the “New Fund”), subject to the approval of the shareholders of the existing Fund (the “Reorganization”).

The Board also approved an Agreement and Plan of Reorganization and Termination (the “Plan”) that provides that the existing Fund will transfer all of its assets to the New Fund, in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the existing Fund outstanding immediately prior to the closing date of the Reorganization, and (2) the New Fund’s assumption of all of the existing Fund’s liabilities, followed by a distribution of those shares to the existing Fund’s shareholders so that the existing Fund’s shareholders receive shares of the New Fund equivalent in value to the shares of the existing Fund held by such shareholder on the closing date of the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Trust will hold a shareholder meeting on or about June 16, 2025, as may be adjourned, at which shareholders of the existing Fund as of April 30, 2025 will be asked to consider and vote on the Plan. If shareholders of the Fund approve the Reorganization with respect to the Fund, the Reorganization is expected to take effect in or around July 11, 2025.

Shareholders of the existing Fund will receive a proxy statement with additional information about the shareholder meeting, the Reorganization, and the New Fund. Please read these materials carefully, as they will contain a more detailed description of the Reorganization.

Please retain this supplement with your Prospectus and
Statement of Additional Information.